Refund Liability	12 Months Ended
Mar. 31, 2023
Refund Liability [Abstract]
REFUND LIABILITY

NOTE 13 – REFUND LIABILITY

Refund liabilities represents the accrued liability for sales return based on the sales and the Company’s estimate of sale return rate.

Estimates of discretionary authorized returns, discounts and claims are based on (1) historical rates, (2) specific identification of outstanding returns not yet received from customers and outstanding discounts and claims and (3) estimated returns, discounts and claims expected, but not yet finalized with customers. Actual returns, discounts and claims in any future period are inherently uncertain and thus may differ from estimates recorded. If actual or expected future returns, discounts or claims were significantly greater or lower than the reserves established, a reduction or increase to net revenues would be recorded in the period in which such determination was made.

The estimated cost of inventory for product returns of $25,962 and $37,030, respectively, were recorded in Inventory on the Consolidated Balance Sheets as of March 31, 2023 and 2022.